UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): AUGUST 8, 2017

Mattersight Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27975	36-4304577
(Commission File Number)	(IRS Employer Identification No.)

200 W. Madison Street, Suite 3100, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

The following information, including the exhibits described below, is provided pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 8, 2017, Mattersight Corporation (“Mattersight”) announced its results of operations for the second quarter of 2017. A copy of the press release announcing Mattersight’s second quarter 2017 results is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

On August 8, 2017, Mattersight hosted a conference call regarding its second quarter 2017 results of operations. The presentation materials relating to that conference call are available on Mattersight’s website, www.mattersight.com, and are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference.

Item 7.01.  Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Item 9.01.  Financial Statements and Exhibits.

(a), (b), and (c) not applicable.

(d) Exhibits:

99.1	Press Release, dated August 8, 2017, announcing Mattersight’s second quarter 2017 results of operations (furnished herewith).
99.2	PowerPoint presentation relating to Mattersight’s second quarter 2017 results of operations conference call presented on August 8, 2017 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: August 8, 2017	By:	/s/ DAVID B. MULLEN
David B. Mullen
Chief Financial Officer and Senior Vice President

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated August 8, 2017, announcing Mattersight’s second quarter 2017 results of operations (furnished herewith).
99.2	PowerPoint presentation relating to Mattersight’s second quarter 2017 results of operations conference call presented on August 8, 2017 (furnished herewith).